Exhibit 32.1

SECTION 1350 CERTIFICATION
(Chief Executive Officer)

In connection with the quarterly report of Clacendix, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, Norman E. Corn, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 13, 2008	By:	/s/ Norman E. Corn
Norman E. Corn
Chief Executive Officer

A signed original of this written statement required by section 906 has been provided to Clacendix, Inc. and will be retained by Clacendix, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.